Fees Summary	Dec. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,712.67
Total Transaction Valuation	34,125,023.84
Total Offset Amount	0.00
Net Fee	$ 4,712.67